EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	Airport Hotels Houston LLC	Delaware
2.	Airport Hotels LLC	Delaware
3.	Ameliatel LP	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Washington
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHI Singer Island LLC	Delaware
22.	CCMH Atlanta Marquis LLC	Delaware
23.	CCMH Atlanta Suites LLC	Delaware
24.	CCMH Chicago CY LLC	Delaware
25.	CCMH Copley LLC	Delaware
26.	CCMH Coronado LLC	Delaware
27.	CCMH Costa Mesa Suites LLC	Delaware
28.	CCMH DC LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Diversified LLC	Delaware
32.	CCMH Downers Grove Suites LLC	Delaware
33.	CCMH Dulles AP LLC	Delaware
34.	CCMH Fin Center LLC	Delaware
35.	CCMH Fisherman’s Wharf LLC	Delaware
36.	CCMH Gaithersburg LLC	Delaware
37.	CCMH Houston AP LLC	Delaware
38.	CCMH Houston Galleria LLC	Delaware
39.	CCMH IHP LLC	Delaware
40.	CCMH Kansas City AP LLC	Delaware
41.	CCMH Key Bridge LLC	Delaware
42.	CCMH Lenox LLC	Delaware
43.	CCMH Manhattan Beach LLC	Delaware
44.	CCMH Marina LLC	Delaware
45.	CCMH McDowell LLC	Delaware
46.	CCMH Memphis LLC	Delaware
47.	CCMH Metro Center LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
48.	CCMH Minneapolis LLC	Delaware
49.	CCMH Moscone LLC	Delaware
50.	CCMH Newark LLC	Delaware
51.	CCMH Nashua LLC	Delaware
52.	CCMH Newport Beach LLC	Delaware
53.	CCMH Newport Beach Suites LLC	Delaware
54.	CCMH O’Hare AP LLC	Delaware
55.	CCMH O’Hare Suites LLC	Delaware
56.	CCMH Orlando LLC	Delaware
57.	CCMH Palm Desert LLC	Delaware
58.	CCMH Park Ridge LLC	Delaware
59.	CCMH Pentagon RI LLC	Delaware
60.	CCMH Perimeter LLC	Delaware
61.	CCMH Philadelphia AP LLC	Delaware
62.	CCMH Philadelphia Mkt. LLC	Delaware
63.	CCMH Portland LLC	Delaware
64.	CCMH Potomac LLC	Delaware
65.	CCMH Properties II LLC	Delaware
66.	CCMH Quorum LLC	Delaware
67.	CCMH Riverwalk LLC	Delaware
68.	CCMH Rocky Hill LLC	Delaware
69.	CCMH San Diego LLC	Delaware
70.	CCMH San Fran AP LLC	Delaware
71.	CCMH Santa Clara LLC	Delaware
72.	CCMH Scottsdale Suites LLC	Delaware
73.	CCMH South Bend LLC	Delaware
74.	CCMH Tampa AP LLC	Delaware
75.	CCMH Tampa Waterside LLC	Delaware
76.	CCMH Times Square LLC	Delaware
77.	CCMH Westfields LLC	Delaware
78.	CCRC Amelia Island LLC	Delaware
79.	CCRC Buckhead/Naples LLC	Delaware
80.	CCRC Dearborn LLC	Delaware
81.	CCRC Marina LLC	Delaware
82.	CCRC Naples Golf LLC	Delaware
83.	CCRC Phoenix LLC	Delaware
84.	CCRC San Francisco LLC	Delaware
85.	CCRC Tysons LLC	Delaware
86.	CCSH Atlanta LLC	Delaware
87.	CCSH Chicago LLC	Delaware
88.	Chesapeake Hotel Limited Partnership	Delaware
89.	Cincinnati Plaza LLC	Delaware
90.	City Center Hotel Limited Partnership	Minnesota
91.	CLDH Meadowvale, Inc.	Ontario
92.	CLMH Airport, Inc.	Ontario
93.	CLMH Calgary, Inc.	Ontario
94.	CLMH Eaton Centre, Inc.	Ontario

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
95.	DS Hotel LLC	Delaware
96.	Durbin LLC	Delaware
97.	East Side Hotel Associates, L.P.	Delaware
98.	Elcrisa S.A. de C.V.	Mexico
99.	Euro JV Manager B.V.	Netherlands
100.	Euro JV Manager LLC	Delaware
101.	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
102.	Fernwood Atlanta Corporation	Delaware
103.	GLIC, LLC	Hawaii
104.	Harbor-Cal S.D. Partner LLC	Delaware
105.	Harbor-Cal S.D.	California
106.	HHR 42 Associates, L.P.	Delaware
107.	HHR 42 Associates GP LLC	Delaware
108.	HHR Assets LLC	Delaware
109.	HHR Auckland Limited	New Zealand
110.	HHR Capital Wellington NTL Limited	New Zealand
111.	HHR Christchurch IB Limited	New Zealand
112.	HHR Christchurch NTL Limited	New Zealand
113.	HHR Conventions Pty Ltd.	Australia
114.	HHR Euro II GP B.V.	Netherlands
115.	HHR Fourth Avenue GP LLC	Delaware
116.	HHR Fourth Avenue Limited Partnership	Delaware
117.	HHR GHDC GP LLC	Delaware
118.	HHR GHDC Limited Partnership	Delaware
119.	HHR Harbor Beach LLC	Delaware
120.	HHR Holdings Coöperatief U.A.	Netherlands
121.	HHR Holdings Pty Ltd.	Australia
122.	HHR Hotel Services Pty Ltd.	Australia
123.	HHR Investment II Coöperatief U.A.	Netherlands
124.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
125.	HHR Lauderdale Beach Limited Partnership	Delaware
126.	HHR Melbourne Hotel Pty Ltd.	Delaware
127.	HHR Member II LLC	Delaware
128.	HHR New Zealand Holdings Limited	New Zealand
129.	HHR Naples LLC	Delaware
130.	HHR Naples Golf LLC	Delaware
131.	HHR Newport Beach LLC	Delaware
132.	HHR Queenstown Limited	New Zealand
133.	HHR Rio Holdings LLC	Delaware
134.	HHR Singer Island GP LLC	Delaware
135.	HHR Singer Island Limited Partnership	Delaware
136.	HHR Union Square Ventures LLC	Delaware
137.	HHR Wellington IB Limited	New Zealand
138.	HHR WRN GP LLC	Delaware
139.	HHR WRN Limited Partnership	Delaware
140.	HMA Realty Limited Partnership	Delaware
141.	HMA-GP LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
142.	HMC Airport, Inc.	Delaware
143.	HMC Amelia II LLC	Delaware
144.	HMC AP Canada Company	Nova Scotia
145.	HMC AP GP LLC	Delaware
146.	HMC AP LP	Delaware
147.	HMC Atlanta LLC	Delaware
148.	HMC Burlingame Hotel LP	California
149.	HMC Burlingame LLC	Delaware
150.	HMC Cambridge LP	Delaware
151.	HMC Capital Resources LP	Delaware
152.	HMC Charlotte (Calgary) Company	Nova Scotia
153.	HMC Charlotte GP LLC	Delaware
154.	HMC Charlotte LP	Delaware
155.	HMC Chicago Lakefront LLC	Delaware
156.	HMC Chicago LLC	Delaware
157.	HMC Copley LP	Delaware
158.	HMC Desert LLC	Delaware
159.	HMC Diversified American Hotels, L.P.	Delaware
160.	HMC Diversified LLC	Delaware
161.	HMC DSM LLC	Delaware
162.	HMC East Side LLC	Delaware
163.	HMC Gateway LP	Delaware
164.	HMC Grace (Calgary) Company	Nova Scotia
165.	HMC Grand LP	Delaware
166.	HMC Headhouse Funding LLC	Delaware
167.	HMC Host Restaurants LLC	Delaware
168.	HMC Hotel Development LP	Delaware
169.	HMC Hotel Properties II Limited Partnership	Delaware
170.	HMC Hotel Properties Limited Partnership	Delaware
171.	HMC HT LP	Delaware
172.	HMC JWDC GP LLC	Delaware
173.	HMC Kea Lani LP	Delaware
174.	HMC Lenox LP	Delaware
175.	HMC Manhattan Beach LLC	Delaware
176.	HMC Market Street LLC	Delaware
177.	HMC Maui LP	Delaware
178.	HMC McDowell LP	Delaware
179.	HMC Mexpark LLC	Delaware
180.	HMC MHP II LLC	Delaware
181.	HMC NGL LP	Delaware
182.	HMC O’Hare Suites Ground LP	Delaware
183.	HMC OLS I LLC	Delaware
184.	HMC OLS I L.P.	Delaware
185.	HMC OLS II L.P.	Delaware
186.	HMC OP BN LP	Delaware
187.	HMC Palm Desert LLC	Delaware
188.	HMC Partnership Properties LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
189.	HMC PLP LLC	Delaware
190.	HMC Polanco LLC	Delaware
191.	HMC Potomac LLC	Delaware
192.	HMC Properties I LLC	Delaware
193.	HMC Property Leasing LLC	Delaware
194.	HMC Reston LP	Delaware
195.	HMC Retirement Properties, L.P.	Delaware
196.	HMC Seattle LLC	Delaware
197.	HMC SFO LP	Delaware
198.	HMC Suites Limited Partnership	Delaware
199.	HMC Suites LLC	Delaware
200.	HMC Times Square Hotel, L.P.	New York
201.	HMC Times Square Partner LLC	Delaware
202.	HMC Toronto Air Company	Nova Scotia
203.	HMC Toronto Airport GP LLC	Delaware
204.	HMC Toronto Airport LP	Delaware
205.	HMC Toronto EC Company	Nova Scotia
206.	HMC Toronto EC GP LLC	Delaware
207.	HMC Toronto EC LP	Delaware
208.	HMC/Interstate Manhattan Beach, L.P.	Delaware
209.	HMH General Partner Holdings LLC	Delaware
210.	HMH HPT CBM LLC	Delaware
211.	HMH HPT RIBM LLC	Delaware
212.	HMH Marina LLC	Delaware
213.	HMH Pentagon LP	Delaware
214.	HMH Restaurants LP	Delaware
215.	HMH Rivers, L.P.	Delaware
216.	HMH Rivers LLC	Delaware
217.	HMH WTC LLC	Delaware
218.	HMT Lessee Sub (Atlanta) LLC	Delaware
219.	HMT Lessee Sub (Palm Desert) LLC	Delaware
220.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
221.	HMT Lessee Sub I LLC	Delaware
222.	HMT Lessee Sub II LLC	Delaware
223.	HMT Lessee Sub III LLC	Delaware
224.	HMT Lessee Sub IV LLC	Delaware
225.	HMT SPE (Atlanta) Corporation	Delaware
226.	HMT SPE (Palm Desert) Corporation	Delaware
227.	Hopewell Associates, L.P.	Georgia
228.	Host Atlanta II LP	Delaware
229.	Host Atlanta Perimeter Ground GP LLC	Delaware
230.	Host Atlanta Perimeter Ground LP	Delaware
231.	Host CAD Business Trust	Maryland
232.	Host California Corporation	Delaware
233.	Host Cambridge GP LLC	Delaware
234.	Host Capitol Hill LLC	Delaware
235.	Host Cincinnati Hotel LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
236.	Host Cincinnati II LLC	Delaware
237.	Host City Center GP LLC	Delaware
238.	Host CLP Business Trust	Maryland
239.	Host CLP LLC	Delaware
240.	Host Copley GP LLC	Delaware
241.	Host Dallas Quorum Ground GP LLC	Delaware
242.	Host Dallas Quorum Ground LP	Delaware
243.	Host Denver Hotel Company	Delaware
244.	Host Denver LLC	Delaware
245.	Host DSM Limited Partnership	Delaware
246.	Host Financing LLC	Delaware
247.	Host FJD Business Trust	Maryland
248.	Host Fourth Avenue LLC	Delaware
249.	Host GH Atlanta GP LLC	Delaware
250.	Host Grand GP LLC	Delaware
251.	Host Harbor Island Corporation	Delaware
252.	Host Holding Business Trust	Maryland
253.	Host Hotels Empreendimentos Hoteleiros Ltda.	Brazil
254.	Host Hotel Limited	United Kingdom
255.	Host Houston Briar Oaks, L.P.	Delaware
256.	Host Indianapolis GP LLC	Delaware
257.	Host Indianapolis Hotel Member LLC	Delaware
258.	Host Indianapolis I LP	Delaware
259.	Host Indianapolis LP	Delaware
260.	Host Kea Lani GP LLC	Delaware
261.	Host Kierland GP LLC	Delaware
262.	Host Kierland LP	Delaware
263.	Host La Jolla LLC	Delaware
264.	Host Lenox Land GP LLC	Delaware
265.	Host Los Angeles GP LLC	Delaware
266.	Host Los Angeles LP	Delaware
267.	Host Maui GP LLC	Delaware
268.	Host Maui Vacation Ownership LLC	Delaware
269.	Host McDowell GP LLC	Delaware
270.	Host Melbourne LLC	Delaware
271.	Host Mission Hills Hotel LP	Delaware
272.	Host Mission Hills II LLC	Delaware
273.	Host Moscone GP LLC	Delaware
274.	Host Needham Hotel LP	Delaware
275.	Host Needham II LLC	Delaware
276.	Host NY Downtown GP LLC	Delaware
277.	Host O’Hare Suites Ground GP LLC	Delaware
278.	Host of Boston, Ltd.	Massachusetts
279.	Host of Houston 1979 LP	Delaware
280.	Host of Houston Ltd.	Delaware
281.	Host OP BN GP LLC	Delaware
282.	Host Park Ridge LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
283.	Host Pentagon GP LLC	Delaware
284.	Host PLN Business Trust	Maryland
285.	Host Realty Hotel LLC	Delaware
286.	Host Realty LLC	Delaware
287.	Host Realty Partnership, L.P.	Delaware
288.	Host Restaurants GP LLC	Delaware
289.	Host Reston GP LLC	Delaware
290.	Host San Diego Hotel LLC	Delaware
291.	Host San Diego LLC	Delaware
292.	Host Santa Clara GP LLC	Delaware
293.	Host SFO GP LLC	Delaware
294.	Host SH Boston Corporation	Massachusetts
295.	Host South Coast GP LLC	Delaware
296.	Host Swiss GP LLC	Delaware
297.	Host Tampa GP LLC	Delaware
298.	Host Times Square GP LLC	Delaware
299.	Host Times Square LP	Delaware
300.	Host UK Business Trust	Maryland
301.	Host Waltham Hotel LP	Delaware
302.	Host Waltham II LLC	Delaware
303.	Host WNY GP LLC	Delaware
304.	Hotelera Host San Cristobal Limitada	Chile
305.	Hotels Union Square LLC	Delaware
306.	HST Asia/Australia Asset Manager LLC	Delaware
307.	HST Asia/Australia LLC	Delaware
308.	HST Euro II LP B.V.	Netherlands
309.	HST EBT Euro Holdings B.V.	Netherlands
310.	HST GP LAX LLC	Delaware
311.	HST GP Mission Hills LLC	Delaware
312.	HST GP San Diego LLC	Delaware
313.	HST GP South Coast LLC	Delaware
314.	HST GP SR Houston LLC	Delaware
315.	HST Grand Central LLC	Delaware
316.	HST I LLC	Delaware
317.	HST II LLC	Delaware
318.	HST III LLC	Delaware
319.	HST Kierland LLC	Delaware
320.	HST Lessee Boston LLC	Delaware
321.	HST Lessee Cincinnati LLC	Delaware
322.	HST Lessee CMBS LLC	Delaware
323.	HST Lessee Denver LLC	Delaware
324.	HST Lessee Indianapolis LLC	Delaware
325.	HST Lessee Keystone LLC	Delaware
326.	HST Lessee LAX LP	Delaware
327.	HST Lessee Mission Hills LP	Delaware
328.	HST Lessee Needham LLC	Delaware
329.	HST Lessee San Diego LP	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
330.	HST Lessee SNYT LLC	Delaware
331.	HST Lessee South Coast LP	Delaware
332.	HST Lessee SR Houston LLC	Delaware
333.	HST Lessee Waltham LLC	Delaware
334.	HST Lessee West Seattle LLC	Delaware
335.	HST Lessee WNY LLC	Delaware
336.	HST Lessee WSeattle LLC	Delaware
337.	HST LP Euro B.V.	Netherlands
338.	HST LT LLC	Delaware
339.	HST RHP LLC	Delaware
340.	HST San Diego HH Lessee GP LLC	Delaware
341.	HST San Diego HH LP	Delaware
342.	HST Union Square LLC	Delaware
343.	HST WRN LLC	Delaware
344.	HST Sub-Owner LLC	Delaware
345.	IHP Holdings Partnership LP	Pennsylvania
346.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
347.	Ivy Street Hopewell LLC	Delaware
348.	Ivy Street Hotel Limited Partnership	Georgia
349.	Ivy Street LLC	Delaware
350.	JWDC Limited Partnership	Delaware
351.	JWDC LP Holdings Limited Partnership	Delaware
352.	Lauderdale Beach Association	Florida
353.	Manchester Grand Resorts, Inc.	California
354.	Manchester Grand Resorts, L.P.	California
355.	Market Street Host LLC	Delaware
356.	Marriott Mexico City Partnership, G.P.	Delaware
357.	MFI Liquidating Agent LLC	Delaware
358.	MDSM Finance LLC	Delaware
359.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
360.	New Market Street LP	Delaware
361.	Pacific Gateway, Ltd.	California
362.	Pacifica Partners Private Limited	Singapore
363.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
364.	Philadelphia Airport Hotel LLC	Delaware
365.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
366.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
367.	PM Financial LLC	Delaware
368.	PM Financial LP	Delaware
369.	Polserv, S.A. de C.V.	Mexico
370.	Potomac Hotel Limited Partnership	Delaware
371.	RHP Foreign Lessee LLC	Delaware
372.	Rockledge HMC BN LLC	Delaware
373.	Rockledge HMT LLC	Delaware
374.	Rockledge Hotel LLC	Delaware
375.	Rockledge Hotel Properties, Inc.	Delaware
376.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
377.	Rockledge Manhattan Beach LLC	Delaware
378.	Rockledge Minnesota LLC	Delaware
379.	Rockledge NY Times Square LLC	Delaware
380.	Rockledge Potomac LLC	Delaware
381.	Rockledge Riverwalk LLC	Delaware
382.	Rockledge Square 254 LLC	Delaware
383.	S.D. Hotels LLC	Delaware
384.	Santa Clara Host Hotel Limited Partnership	Delaware
385.	Seattle Host Hotel Company LLC	Delaware
386.	Servimarr, S.A. de C.V.	Mexico
387.	SNYT LLC	Delaware
388.	South Coast Host Hotel LP	Delaware
389.	Starlex LP	Delaware
390.	Tiburon Golf Ventures Limited Partnership	Delaware
391.	Timeport, L.P.	Georgia
392.	Times Square GP LLC	Delaware
393.	Timewell Group, L.P.	Georgia
394.	W&S Realty Corporation of Delaware	Delaware
395.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
396.	YBG Associates LP	Delaware